UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

CANO HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

ITC Rumba, LLC EGGE, LLC EG Advisors, LLC Jaws Equity Owner 146, LLC Elliot Cooperstone Lewis Gold Barry S. Sternlicht
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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Elliot Cooperstone, Lewis Gold and Barry S. Sternlicht, together with the other participants named herein (collectively, the “Former Directors Group”), have filed a definitive proxy statement and accompanying GREEN proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes to WITHHOLD with respect to the election of certain directors, Dr. Alan Muney and Ms. Kim M. Rivera, of Cano Health, Inc., a Delaware corporation (the “Company”), at the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”).

On May 26, 2023, the Former Directors Group delivered a letter to stockholders of the Company, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference.